Exhibit 32.1

ORGENESIS INC.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Vered Caplan, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) The Quarterly Report on Form 10-Q of Orgenesis Inc. for the quarter ended September 30, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) Information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Orgenesis Inc.

By:

/s/ Vered Caplan

Vered Caplan

President & Chief Executive Officer

(Principal Executive Officer)

Date:  November 7, 2019